                                                            Exhibit 24

                               POWER OF ATTORNEY

          Each person whose signature appears below hereby constitutes and appoints each of J. MIKE McGOWAN, WOLFGANG T.N. MUELLECK and EDWIN L. HERBERT, as his true and lawful attorney and agent, with full power of substitution, to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the Retirement and Savings Plan of VALLICORP HOLDINGS, INC. (the "Company"), and the offering of shares of the Company's Common Stock and interests in the Plan in connection therewith, and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such Registration Statement, including, specifically, but without limitation, power and authority to sign for each of the undersigned and in the capacities indicated below, any and all amendments (including post-effective amendments) to such Registration Statement on Form S-8; and each of the undersigned hereby ratifies and confirms all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue of this Power of Attorney.

          Executed below by the following persons in the capacities and on the dates indicated:


Signature                      Title                       Date
- ---------                      -----                       ----

 /s/ Patrick J. Mon Pere       Chairman of the Board       September 25, 1995
- -------------------------      of Directors and Director
PATRICK J. MON PERE


/s/ J. Mike McGowan            President/Chief Executive   September 25, 1995
- -------------------------      Officer and Director
J. MIKE McGOWAN


/s/ William A. Benneyan        Director                    September 25, 1995
- -------------------------
WILLIAM A. BENNEYAN


/s/ Louis H. Herwaldt          Director                    September 25, 1995
- -------------------------
LOUIS H. HERWALDT

                      [SIGNATURES CONTINUED ON NEXT PAGE]


Signature                      Title                       Date
- ---------                      -----                       ----

/s/ Tony Ortega                Director                    September 25, 1995
- ------------------------
LORENZO TONY ORTEGA


/s/ Alan H. Pierrot            Director                    September 25, 1995
- ------------------------
ALAN H. PIERROT, M.D.


/s/ Eugene Ross                Director                    September 25, 1995
- ------------------------
V. EUGENE ROSS


/s/ Michael Ryan               Director                    September 25, 1995
- ------------------------
MICHAEL J. RYAN, JR.


/s/ L.A. Shehadey              Director                    September 25, 1995
- ------------------------
LARRY A. SHEHADEY


/s/ Jerry K. Stanners          Director                    September 25, 1995
- ------------------------
JERRY K. STANNERS


/s/ Charles L. Tingey          Director                    September 25, 1995
- ------------------------
CHARLES L. TINGEY

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